SECURITIES AND EXCHANGE COMMISSION
                       ----------------------------------

                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report

                       Pursuant to Section 13 or 15(d) of

                       the Securities Exchange Act of 1934

      Date of Report: (Date of earliest event reported): January 3rd, 2006

                          Commission File No. 000-49628

                           TELEPLUS ENTERPRISES, INC.
                           --------------------------

             (Exact name of registrant as specified in its charter)

            Nevada                                        90-0045023
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(State or other jurisdiction of                (IRS Employer Identification No.)
 incorporation or organization)

       7575 Transcanadienne, Suite 305, St-Laurent, Quebec, Canada H4T 1V6
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                    (Address of principal executive offices)

                                  514-344-0778
                            -------------------------
                            (Issuer telephone number)

                                       N/A
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                            (Former Name and Address)

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

ACQUSITION OF ASSETS OF LIBERTY WIRELESS:

      On December 29, 2005, Teleplus Wireless, Corp. ("TelePlus Wireless"), a wholly-owned subsidiary of TelePlus Enterprises, Inc. ("TelePlus") purchased from Star Number, Inc. ("SNI"), a wholly-owned subsidiary of InPhonic, Inc. ("InPhonic"), certain assets related to its Liberty Wireless business (the "Purchased Assets") including customer lists, the "Liberty Wireless" brand and SNI's rights under certain agreements, the whole effective as of December 31, 2005. Neither TelePlus nor its affiliates, directors, or officers or associates of TelePlus' Directors or officers had a relationship with InPhonic or SNI prior to the purchase.

      The aggregate purchase price (the "Purchase Price") payable by TelePlus Wireless to SNI for the Purchased Assets shall, subject to adjustment in accordance with the Agreement shall be a maximum of US$1,900,000, which amount is payable as follows:

The Purchase Price shall be paid and satisfied as follows:

      (a)   US$1,400,000 in cash on the Closing Date; and

      (b) US$500,000 in four (4) equal successive quarterly cash instalments of US$125,000 each subject to adjustment in accordance with the Agreement, the first such instalment payable 90 days from the Closing Date.

      As part of this transaction, and as security for the performance by TelePlus Wireless of its obligations, TelePlus Wireless granted security to SNI on the Purchased Assets. Furthermore, TelePlus guaranteed in favour of SNI the payment by TelePlus Wireless of the balance of the Purchase Price.

DESCRIPTION OF THE BUSINESS AND PRINCIPAL PRODUCTS

      The Purchased Assets have been used and will continue to be used to sell pre-paid and post-paid wireless telecommunications services under the name "Liberty Wireless".

NO DEPENDENCE ON ONE OR A FEW CUSTOMERS

      The business related to the Purchased Assets (the "Business") is currently not dependent on any one customer. However the Business is dependent on 1 supplier, Sprint Spectrum LP which currently represents approximately 75% of the total costs of the Business.

PATENTS, TRADEMARKS & LICENSES

      As part of the Purchased Assets, TelePlus Wireless acquired the trademarks "Liberty Wireless", "Liberty Wireless for All" as well as the pending trade application for "Viva Liberty".


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

NO NEED FOR GOVERNMENT APPROVAL

      TelePlus Wireless does not need any government approval to operate the business.

EMPLOYEES

      No SNI employees were transferred to TelePlus Wireless as a result of the acquisition.

DESCRIPTION OF PROPERTY

      No lease commitments were assumed by TelePlus Wireless as a result of the acquisition.

LEGAL PROCEEDINGS

      As of the date of filing of this report, SNI was not a party to or aware of any legal proceedings involving it which relate to the Purchased Assets.

RELATED PARTY TRANSACTIONS

      No related party transactions have been or will be entered into as a result of the acquisition.

RISKS:

Business Risk:
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      o     Churn Risk
            The customers in this marketplace have a higher propensity to move or cancel service than the general residential market.

      o     Product Replacement
            Products such as VOIP could increase the Churn rate of existing customers

      o     Competition
            Currently there are various competitors across the United States. Their number may increase which could decrease our ability to retain our customers thus increase our Churn rate. The barriers to entry in this market are financial and operating system related and new competitors may surface in the future.

      o     Price Erosion
            As competitors enter the market and attempt to secure market share, there will be the threat of price reductions thus decreasing our gross margins. Competitors could also force us to provide to new subscribers' with higher subsidies on phones thus reducing our gross margins.

      o     Integration Challenges
            We could fail in our integration of the Liberty Wireless customer base to our own and thus lose customers in the process.

      o     Technology
            We may encounter technological problems in assimilating the Liberty Wireless customer base which could result in us losing customers.


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

ITEM 8. OTHER EVENTS.

1. Concurrently with the acquisition of certain assets of Liberty Wireless, TelePlus Wireless and Mobile Technology Services, LLC ("MTS"), a wholly-owned subsidiary of InPhonic, entered into a Mobile Virtual Network Enabler Services Agreement ("MVNE") pursuant to the terms of which MTS shall provide to TelePlus Wireless certain back-office enabling services in support of TelePlus Wireless' mobile virtual network operations.

2. Concurrently with the acquisition of certain assets of Liberty Wireless, TelePlus Wireless and SNI entered into a Transition Services Agreement pursuant to the terms of which SNI shall perform various services for TelePlus Wireless in order to provide for the orderly transition of subscribers from SNI to TelePlus Wireless.

ITEM 9. FINANCIAL STATEMENTS AND EXHIBITS.

Financial Statements of InPhonic.

(a) Financial Statements of Businesses Acquired - To be Provided on later Date

(b) Pro Forma Financial Information - To be Provided on later Date

(c) Exhibits:

      10.1  Asset Purchase Agreement between SNI and TelePlus Wireless
      10.2  Bill of Sale in respect of the Purchased Assets
      10.3 Promissory Note in the amount of US$500,000 issued by TelePlus Wireless in favour of SNI
      10.4  General Security Agreement by TelePlus Wireless in favour of SNI
      10.5  Guarantee by Teleplus in favour of SNI
      10.6  Guarantee by InPhonic in favour of TelePlus Wireless
      10.7 Mobile Virtual Network Enabler Services Agreement between MTS and TelePlus Wireless
      10.8 Non-Competition and Non-Solicitation Agreement between among InPhonic, SNI, MTS and TelePlus Wireless
      10.9  Transition Services Agreement between SNI and TelePlus Wireless
      10.10 Intellectual Property Assignment between SNI and TelePlus Wireless
      10.11 Assignment and Assumption Agreement between SNI and TelePlus
            Wireless
      10.12 Assignment, Assumption and Consent among Sprint Spectrum LP, TelePlus Wireless and SNI.


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

                                   Signatures

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Teleplus Enterprises, Inc.


January 3, 2006                       /s/ Marius  Silvasan
                                      --------------------
                                      Marius Silvasan
                                      Chief Executive Officer


January 3, 2006                       /s/ Robert Krebs
                                      --------------------
                                      Robert Krebs
                                      Chief Financial Officer


January 3, 2006                       /s/ Tom Davis
                                      --------------------
                                      Tom Davis
                                      Chief Operating Officer


January 3, 2006                       /s/ Kelly McLaren
                                      --------------------
                                      Kelly McLaren
                                      President


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